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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 23, 2001
                Date of Report (Date of earliest event reported)

                                PULTE CORPORATION
             (Exact name of registrant as specified in its charter)


         Michigan                        1-9804                   38-2766606
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


   33 Bloomfield Hills Pkwy., Suite 200, Bloomfield Hills, Michigan     48304
   (Address of principal executive offices)                           (Zip Code)

   Registrant's telephone number, including area code             (248) 647-2750


                                 Not Applicable
          (Former name or former address, if changed since last report)
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                                    FORM 8-K



ITEM 5. OTHER EVENTS

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-54978), filed with the Securities and Exchange Commission (the "Commission") on February 5, 2001 and declared effective by telephonic confirmation from the Staff of the Commission thereby on February 12, 2001 (the "Registration Statement"), pursuant to which the Registrant registered $500,000,000 aggregate initial offering price of its securities, for offer and sale in accordance with applicable provisions of the Securities Act of 1933, as amended.

         On February 21, 2001, the Registrant entered into an Underwriting Agreement (the "Underwriting Agreement") with Banc One Capital Markets, Inc., Banc of America Securities LLC, Merrill Lynch & Co., Comerica Securities, Inc. and SunTrust Equitable Securities Corporation (collectively, the "Underwriters"), in connection with the public offering by the Underwriters of $200,000,000 aggregate principal amount of the Registrant's 8.125% Senior Notes due 2011 (the "Notes"), covered by the Registration Statement. The Underwriting Agreement in the form in which it was executed is filed herewith as Exhibit 1.1.

         The Registrant has previously entered into an Indenture, dated as of October 24, 1995 (the "Indenture"), with Bank One Trust Company, N.A. (successor to The First National Bank of Chicago), as trustee (the "Trustee"), with respect to the Registrant's senior debt securities. A copy of the Indenture in the form in which it was executed was filed as Exhibit 4.1 to registration statement on Form S-3 (33-71742), and is incorporated herein by reference.

         Pursuant to the Indenture, the Registrant and the Trustee will enter into an Indenture Supplement (the "Indenture Supplement") which will provide for the issuance of the Notes. A copy of the Form of Indenture Supplement is filed herewith as Exhibit 4.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibits

1.1      Purchase Agreement dated February 21, 2001.

1.2      Pricing Agreement dated February 21, 2001.

4.1 Indenture dated as of October 24, 1995 filed as Exhibit 4.1 to registration statement on Form S-3 (33-71742).

4.2      Indenture Supplement dated February 21, 2001.

4.3      Form of 8.125% Senior Note due 2011.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PULTE CORPORATION


         February 23, 2001             By:  /s/ John R. Stoller
                                          -------------------------------------
                                                John R. Stoller
                                                Vice President, General Counsel
                                                and Secretary
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                                 Exhibit Index
                                 -------------

Exhibit No.                     Description
-----------                     -----------
     1.1             Purchase Agreement dated February 21, 2001.

     1.2             Pricing Agreement dated February 21, 2001.

     4.1             Indenture dated as of October 24, 1995 filed as
                     Exhibit 4.1 to registration statement on Form S-3
                     (33-71742).

     4.2             Indenture Supplement dated February 21, 2001.

     4.3             Form of 8.125% Senior Note due 2011.
